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                       SUPPLEMENT DATED DECEMBER 21, 2005
                       TO PROSPECTUS DATED AUGUST 1, 2005

                           CALAMOS(R) FAMILY OF FUNDS

GROWTH FUND
BLUE CHIP FUND
VALUE FUND
GROWTH AND INCOME FUND
GLOBAL GROWTH AND INCOME FUND
HIGH YIELD FUND
CONVERTIBLE FUND
MARKET NEUTRAL INCOME FUND(1)

The Market Neutral Fund closed to all purchases of shares as of the close of business on March 14, 2003 due to the dynamics of the convertible market, coupled with strong cash flows into the Fund at that time. Effective after the close of business on December 30, 2005, the Market Neutral Fund will re-open to all investors and will be renamed Calamos Market Neutral Income Fund.

The Market Neutral Income Fund invests mainly in convertible securities and employs short selling to enhance income and hedge against market risk, commonly referred to as convertible arbitrage. (See the prospectus for more information on the investment strategies and risks of the Fund.)

Although the fund will continue to rely on convertible arbitrage, we will begin using other market neutral and income strategies more significantly in the future. In addition to the strategies discussed in the prospectus, effective December 30, 2005, the Market Neutral Income Fund will also employ a covered call writing strategy. The board of trustees believes that increasing the investment flexibility of the Fund to complement convertible arbitrage with covered call writing, consistent with the Fund's investment objective, is beneficial to the Fund for its potential to expand investment opportunities, increase returns and produce income. As a result, effective December 30, 2005, the following language is added to page 56 of the prospectus after the section entitled "Convertible Hedging":

     COVERED CALL WRITING. The Fund may seek to generate income from option premiums by writing (selling) options. The Fund may write (sell) call options (i) on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund's portfolio and
     (ii) on broad-based securities indices (such as the S&P 500 or MSCI EAFE) or certain ETFs (exchange traded funds) that trade like common stocks but seek to replicate such market indices.

     In addition, to seek to offset some of the risk of a potential decline in value of certain long positions, the strategy may also purchase put options on individual securities, broad-based securities indices (such as the S&P
     500), or certain ETFs (exchange-traded funds) that trade like common stocks but seek to replicate such market indices.

Effective December 30, 2005, the following language is added to page 56 of the prospectus under the section entitled "What Are The Types of Securities The Fund Invests In?":

     OPTIONS. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon

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(1) Effective December 30, 2005, Calamos Market Neutral Fund will be renamed
    Calamos Market Neutral Income Fund.
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     payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

     The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. In addition, the Fund may purchase instruments structured by broker-dealers or investment banks that package or possess economic characteristics of options.

Effective December 30, 2005, the following language is added to page 57 of the prospectus under the section entitled "What Are The Principal Risks of Investing In the Fund?":

     RISKS ASSOCIATED WITH OPTIONS. There are significant differences between the securities and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. The Fund's ability to utilize options successfully will depend on Calamos' ability to predict pertinent market movements, which cannot be assured.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets until the next trading day.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the counterparty fails to make or take delivery of the security or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, Calamos must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.

Effective after the close of business on December 30, 2005, the following language replaces the first two sentences under the heading "What is the minimum amount I can invest in the Funds" on page 73 of the prospectus":

     The minimum initial investment for each of Class A, Class B and Class C shares of each Fund is $2,500.

                  Retain this supplement for future reference.